                                                         POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Director  of  American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby  make,  constitute  and appoint  Timothy P.  Harris,  Secretary  of the
Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and  authority on his behalf to sign his/her  name on any and all  registration  statements,  applications  for  exemptive relief, documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable
Annuity and Variable Life Insurance  products under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of January, 2004.

                                    /s/Andrew J. Mako
                                    Andrew J. Mako

                                                         POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  Executive Vice President and Chief  Financial  Officer of American
Skandia Life  Assurance  Corporation,  a Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint
Timothy P. Harris,  Secretary of the Corporation,  and in his absence,  Robin Wagner,  Vice President,  Corporate Counsel,  Laura K.
Kealey, Vice President,  Corporate Counsel or Kathleen A. Chapman,  Assistant Secretary as his true and lawful  attorney-in-fact and agent with all power and  authority on his behalf to sign  his/her name on any and all  registration  statements,  applications  for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto  (including any and all pre- and post-effective  amendments to any registration  statement) on any form or forms for the purpose of registering Annuity,
Variable  Annuity and Variable Life Insurance  products  under the  Securities  Act of 1933 and the Investment  Company Act of 1940,
with the  Securities  and Exchange  Commission,  granting  unto said  attorney-in-fact  and agent full power and authority to do and perform  each and every act  authorized  by the Power of  Attorney  and gives  said  agents  and  attorneys-in-fact  full  power and authority  to act in these  premises,  including,  but not  limited  to, the power to appoint a  substitute  or  substitutes  to act hereunder with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         13th day of February, 2004.

                                                              /s/Zafar Rashid
                                                              Zafar Rashid